UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 4, 2023 (May 3, 2023)
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Commission File Number: 0-26640

POOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		36-3943363
(State or other jurisdiction of		(IRS Employer
incorporation or organization)		Identification No.)

109 Northpark Boulevard,
Covington,	Louisiana	70433-5001
(Address of principal executive offices)		(Zip Code)
(985) 892-5521
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	POOL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)  Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Pool Corporation was held on May 3, 2023.

(b)  Voting Results

Stockholders elected nine directors to serve a one-year term or until their successors are elected and qualified.  The final votes with respect to each director were as follows:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Peter D. Arvan	33,743,941	499,095	21,642	2,127,679
Martha “Marty” S. Gervasi	33,901,269	341,017	22,392	2,127,679
James “Jim” D. Hope	33,966,919	275,165	22,594	2,127,679
Debra S. Oler	33,907,000	335,144	22,534	2,127,679
Manuel J. Perez de la Mesa	33,476,102	770,117	18,459	2,127,679
Carlos A. Sabater	33,909,547	332,517	22,614	2,127,679
Robert C. Sledd	32,312,267	1,933,748	18,663	2,127,679
John E. Stokely	27,672,067	6,573,197	19,414	2,127,679
David G. Whalen	33,726,579	516,044	22,055	2,127,679

Stockholders ratified the retention of Ernst & Young LLP, certified public accountants, as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2023.  The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
34,746,467	1,627,356	18,534	—

Stockholders approved, on an advisory and non-binding basis, the compensation of the company's named executive officers (the say-on-pay vote).  The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
33,352,180	737,161	175,337	2,127,679

Stockholders approved, on an advisory and non-binding basis, holding the future say-on-pay votes every year (the frequency vote).  Based on the outcome of the frequency vote and consistent with the its recommendation, the Board of Directors has determined that Pool Corporation will continue to hold the say-on-pay vote on an annual basis until the next required frequency vote. The final votes were as follows:

Number of Shares
Every Year	Every Two Years	Every Three Years	Abstain
34,035,500	6,912	203,922	18,344

Item 7.01 Regulation FD Disclosure.

On May 4, 2023, Pool Corporation issued the press release included herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1
Press release issued by Pool Corporation on May 4, 2023, announcing additional authorization under the share repurchase program, the declaration of an increased quarterly cash dividend and the voting results of its annual meeting.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President and Chief Financial Officer

Dated: May 4, 2023